SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|

Filed by the Party other than the Registrant |  |

Check the appropriate box:

|_|      Preliminary Proxy Statement           |_| Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE SOUTHERN BANC COMPANY, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

| |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1.       Title of each class of securities to which transaction applies:
                 ______________________________________________________________

        2.       Aggregate number of securities to which transaction applies:
                 ______________________________________________________________

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ______________________________________________________________

         4.       Proposed maximum aggregate value of transaction:
                 ______________________________________________________________

         5.       Total fee Paid:
                 ______________________________________________________________

|  |     Fee paid previously with preliminary materials:

|  |     Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:
         ___________________________

2.       Form, Schedule or Registration Statement No.:
         ___________________________

3.       Filing Party:
         ___________________________

4.       Date Filed:
         ___________________________

                 [LETTERHEAD OF THE SOUTHERN BANC COMPANY, INC.]

                                 October 6, 2000

Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of The Southern Banc Company, Inc. to be held at the main office of The Southern Bank Company, formerly First Federal Savings and Loan Association of Gadsden, 221 S. 6th Street, Gadsden, Alabama, on Thursday, November 9, 2000, at 5:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.

         During the meeting, we will also report on the operations of the Company's subsidiary, The Southern Bank Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you do not attend the meeting. On behalf of your Board of Directors, I thank you for your interest and support.

                                  Sincerely,

                                  /s/ James B. Little, Jr.

                                  James B. Little, Jr.
                                  Chairman of the Board, President
                                  and Chief Executive Officer

                         THE SOUTHERN BANC COMPANY, INC.
                                221 S. 6TH STREET
                             GADSDEN, ALABAMA 35901
                                 (256) 543-3860

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Southern Banc Company, Inc. (the "Company") will be held at the main office of The Southern Bank Company, 221 S. 6th Street, Gadsden, Alabama, at 5:00 p.m. on Thursday, November 9, 2000.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

               1. The election of two directors of the Company for terms to expire in 2003.

               2. The approval of a proposal to amend Article III of the Company's Certificate of Incorporation to clarify that the purpose for which the Company has been organized is to act as the holding company for a subsidiary institution or institutions which may offer a variety of financial services, as well as to transact all other lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware.

               3. Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2000 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ PEGGY SMITH

                               PEGGY SMITH
                               SECRETARY

Gadsden, Alabama
October 6, 2000
--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                         THE SOUTHERN BANC COMPANY, INC.
                                221 S. 6TH STREET
                             GADSDEN, ALABAMA 35901

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 2000

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Southern Banc Company, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of The Southern Bank Company (the "Bank"), 221 S. 6th Street, Gadsden, Alabama, on Thursday, November 9, 2000, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 6, 2000.

                       VOTING AND REVOCABILITY OF PROXIES

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         The  Company   has  retained  Regan &  Associates,  Inc. to  aid in the
solicitation   of  proxies  and  to  verify  certain   records  related  to  the
solicitation of proxies at a fee of $800.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 15, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,006,498 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

         Directors and executive officers of the Company and persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership of the Common Stock pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), the following table sets forth, as of the Record Date, certain information as to those persons who were believed to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and those shares that were believed to be beneficially owned by all directors and executive officers of the Company as a group.

                                                                               Percent of Shares
Name and Address                            Amount and Nature of                of Common Stock
of Beneficial Owner                          Beneficial Ownership                Outstanding
-------------------                          --------------------            --------------------
The Southern Banc Company, Inc.
Employee Stock Ownership Plan
   221 S. 6th Street
   Gadsden, Alabama  35901                           51,808  1                       5.1%

John Hancock Mutual Life Insurance Company
John Hancock Subsidiaries, Inc.
The Berkeley Financial Group, Inc.
John Hancock Advisers, Inc.
   John Hancock Place
   P.O. Box 111
   Boston, Massachusetts  02117                      83,400  2                      8.3

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
   200 Park Avenue, Suite 3900
   New York, New York  10166                         97,300  3                      9.7

Sandler O'Neill Asset Management, LLC
   712 Fifth Avenue, 22nd Floor
   New York, New York  10019                         60,000  4                      5.9

All directors and executive officers
as a group (8 persons)                              196,872  5                     19.6

------------------

1 Consists of unallocated shares held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid; does not include 64,572 allocated shares. The Employee Stock Ownership Plan ("ESOP") trustees, currently directors Dowling, Taylor and Keeling, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
2 Based on a Schedule 13G filed in January 2000, John Hancock Advisers, Inc., a subsidiary of The Berkeley Financial Group, Inc., has sole voting and dispositive power over the reported shares. The Berkeley Financial Group, Inc. is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company.
3 Based on a Schedule 13D filed in May 2000, Jeffrey L. Gendell, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. have shared voting and dispositive power over the reported shares.
4 Based on a Schedule 13D filed in April 1999, Sandler O'Neill Asset Management, LLC and certain of its affiliates have shared voting and dispositive power over the reported shares.
5 Includes exercisable stock options for 59,089 shares; does not include unallocated shares held by the ESOP (see above); does not include 21,699 shares held by the Company's management recognition plan trust, of which Directors Dowling, Taylor and Keeling are trustees; does not include 51,308 shares held by the Company's stock option and incentive plan trust, of which Directors Dowling, Taylor and Keeling are trustees.

                       PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL

         The Board of Directors has nominated Craig G. Cantrell and James B. Little, Jr. to serve as directors for a three-year period. All nominees are currently members of the Board. Under Delaware law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year.

         The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned.

                                                                                  Shares of
                                                                                Common Stock
                             Age at          Year First         Current         Beneficially
                            June 30,         Elected as          Term           Owned at the           Percent
     Name                     2000           Director 1        to Expire        Record Date 2         of Class
     ----                  -----------       ----------        ---------     ------------------       --------

                                            BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003
Craig G. Cantrell              71              1961               2000             13,060                1.3%
James B. Little, Jr.           70              1957               2000             63,269                6.1

                                                  DIRECTORS CONTINUING IN OFFICE

Grady Gillam                   76              1989               2001             13,060                1.3
Rex G. Keeling, Jr.            57              1974               2001             16,833                1.7
James B. Little, III           39              2000               2001             21,300                2.1
Thomas F. Dowling, III         63              1972               2002             21,062                2.1
Gates Little                   30              1994               2002             31,355                3.0
Fred Taylor                    73              1993               2002             16,933                1.7

------------------
1 All directors other than James B. Little, III were initially appointed as directors of the Company in 1995 in connection with the incorporation of the Company and also serve as directors of the Bank. James B. Little, III was appointed to the Board of Directors of the Company in April 2000 to fill the vacancy created by the resignation of W. Roscoe Johnson, III and does not serve as a director of the Bank.
2 Includes exercisable stock options for 3,816, 29,094, 3,816, 5,089, 5,818, 6,364 and 5,089 shares held by Messrs. Cantrell, Little, Jr., Gillam, Keeling, Dowling, Gates Little and Taylor, respectively; does not include unallocated shares held by the ESOP; does not include shares held by the Company's management recognition plan trust and stock option and incentive plan trust. See "VOTING SECURITIES AND BENEFICIAL OWNERSHIP" above.

     Set forth below is information concerning the Company's nominees for election as directors and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     CRAIG G. CANTRELL is a retired physician. From 1957 to 1992, Dr. Cantrell was in private practice specializing in internal medicine. Dr. Cantrell is a Deacon of the First Baptist Church in Gadsden.

     JAMES B. LITTLE, JR. joined the Bank in 1957 and has served as its Chief Executive Officer since 1966 and its Chairman of the Board since 1976. Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of the Company since 1995. Mr. Little also served as President of the Bank from 1966 until September 2000. Mr. Little is a member of the Gadsden Chamber of Commerce. Mr. Little is the father of Gates Little and James B. Little, III.

     GRADY GILLAM is retired. Prior to his retirement in 1984, Mr. Gillam was employed as President of the American National Bank of Gadsden. Mr. Gillam serves as a Trustee and a member of the Board of the First Methodist Church in Gadsden.

     REX G. KEELING, JR. is a self-employed relief pharmacist. From 1985 to 1988, Mr. Keeling served as pharmacy director for Gregerson Food/Pharmacy located in Gadsden. Mr. Keeling has served as the chairman of the American Cancer Society Golf Tournament and as a committee member of the Big Oak Ranch Golf Marathon. He has also served as a volunteer football coach for several of the local high schools.

     JAMES B. LITTLE, III is founder and has been a partner of New Capital Partners, LLC, a private equity firm which invests in privately held companies throughout the southeast, since May 2000. Previously, Mr. Little founded and was President and Chief Executive Officer of Momentum Health Services, Inc. (1997-1999) and, prior to that, was President and Chief Executive Officer of Trident Health Systems, L.L.C. (1995-1996). Mr. Little also serves on the boards of Electronic Healthcare Systems, Inc., Progressive Systems, Inc., Push Design, Inc., and Le Carte.com. Mr. Little is the son of James B. Little, Jr. and the brother of Gates Little.

     THOMAS F. DOWLING, III is a dentist in private practice in Gadsden. He is a deacon of the First Baptist Church of Gadsden.

     GATES LITTLE joined the Bank in 1993 and served as Executive Vice President from 1998 until September 2000, when he was elected President. Previously, he served as Vice President of the Bank. Mr. Little has served as Vice President of the Company since 1995. Mr. Little is the son of James B. Little, Jr. and the brother of James B. Little, III.

     FRED TAYLOR is a realtor and owner of Taylor Realty, located in Albertville. Mr. Taylor is a member of the First Baptist Church in Albertville, the National Real Estate Association, the Alabama Realtors and the Marshall County Board of Realtors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank hold regular monthly meetings and special meetings as needed. During the year ended June 30, 2000, the respective Boards met six and 12 times. No director attended fewer than 75% in the aggregate of the total number of meetings of the Boards held while he was a member during the year ended June 30, 2000 and the total number of meetings held by committees on which he served during such fiscal year.

     The Compensation Committee of the Company's Board of Directors most recently consisted of Messrs. Taylor, Johnson and Dowling. This committee, which reviews the performance of the employees of the Company and its subsidiaries and makes recommendations to the Board of Directors regarding employee compensation, met once regarding compensation for fiscal 2000.

     The Company does not have a standing audit committee. The Company's full Board of Directors acts as an audit committee and met one time in this capacity to review the results of the audit for fiscal 2000.

     The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee under the Company's Certificate of Incorporation and met one time in this capacity to select the nominees for election as directors at the Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose.

DIRECTOR COMPENSATION

     The Company's directors meet on a quarterly basis and receive $300 per meeting. For fiscal 2000, the Company's directors' fees totaled $9,000. The Bank's directors receive fees of $700 per monthly meeting attended and $350 per committee meeting attended. Directors may miss up to two monthly meetings and still receive the monthly fee. For fiscal 2000, the Bank's directors' fees totaled $66,150.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth cash and non-cash compensation for each of the three fiscal years ended June 30, 2000 awarded to or earned by the Company's President and Chief Executive Officer, James B. Little, Jr., for services rendered in all capacities to the Company and its subsidiaries.

                                                                                    Long-Term
                                            Annual Compensation                Compensation Awards
                                   -----------------------------------      -------------------------
                                                                            Restricted     Securities
    Name and             Fiscal                          Other Annual          Stock       Underlying       All Other
Principal Position        Year     Salary1     Bonus     Compensation2        Awards3        Options      Compensation4
------------------       ------    -------     -----     -------------        -------      ----------    --------------

James B. Little, Jr.      2000  $ 114,600    $10,000       $   2,016         $    --             --     $     23,281
  President and           1999    119,600      5,000           2,016              --             --           39,150
  Chief Executive         1998    119,600      6,600           2,016              --             --           45,195
  Officer

------------------
1    Includes directors' fees of $9,600 for fiscal 2000.
2    Consists of excess life insurance.
3 As of June 30, 2000, Mr. Little held 14,547 shares of restricted Common Stock awarded under the Company's Management Recognition Plan ("MRP"). Such shares had an aggregate value of $136,378 based on the closing price of the Common Stock on June 30, 2000 ($9.375 per share). Such shares vest at the rate of 20% per year from the date of award, subject to accelerated vesting upon death or disability. Dividends are paid on such shares to the extent paid on the Common Stock generally.
4 Consists of contributions to the Bank's defined contribution qualified pension plan, pursuant to which the Bank contributes 5% of each employee's annual salary and bonus to an IRA account, and ESOP share allocations, valued at the respective fiscal year ends.

     Stock Options. The following table sets forth information regarding the number and value of options held by the Company's President and Chief Executive Officer at the end of fiscal 2000. No options were granted to or exercised by him during the year.

                                             Number of Securities                    Value of Unexercised
                                            Underlying Unexercised                   In-the-Money Options
                                          Options at Fiscal Year-End                at Fiscal Year-End (1)
                                        --------------------------------      ----------------------------
                                        Exercisable        Unexercisable      Exercisable        Unexercisable
                                        -----------        -------------      -----------        -------------
James B. Little, Jr.                       29,094              7,274          $      --          $        --

------------------
1 Based on difference between exercise price ($11.6875) and closing price on June 30, 2000 ($9.375).

     Employment Agreements. The Company and the Bank have entered into employment agreements with James B. Little, Jr., Chairman of the Board, President and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Bank. In such capacities, Mr. Little is responsible for overseeing all operations of the Company and the Bank and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the agreements assure fair treatment of Mr. Little in relation to his career with the Company and the Bank by assuring him of some financial security. The agreements have been approved by the Office of Thrift Supervision ("OTS").

     The agreements provide for terms of three years, with a minimum annual base salary of $110,000 per year. On each anniversary date from the date of commencement of the agreements, the terms of employment will be extended to a date up to 36 months thereafter, upon a determination by the Boards of Directors that the performance of Mr. Little has met the required performance standards and that such agreements should be extended. Additionally, the agreements provide for an automatic 36-month extension of the term upon the occurrence of a "Change in Control" (as defined below). The agreements provide Mr. Little with a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon Mr. Little's death or disability and are terminable for "just cause" as defined in the agreements (for example, personal dishonesty, willful misconduct or material breach of the agreements). In the event of termination for just cause, no severance benefits are available. In addition, Mr. Little will be entitled to employer-paid family medical insurance until he reaches age 72, regardless of his employment status. If the Company or the Bank terminates Mr. Little without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the agreements plus his salary only for an additional 12-month period (but not in an aggregate amount in excess of three times his five years' average annual compensation). If the agreements are terminated due to Mr. Little's disability (as defined in the employment agreements), his salary and benefits will immediately terminate. In the event of Mr. Little's death during the terms of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits payable to Mr. Little will be paid in a lump sum or in installments, as he elects. Mr. Little is able to terminate the agreements voluntarily by providing 90 days' written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. However, in the event Mr. Little voluntarily terminates his employment within 90 days following the occurrence of one of the following events (other than in connection with a "Change in Control") (i) a material reduction in his base compensation, (ii) the failure to continue to provide him with the compensation and benefits provided for under the agreements or with benefits substantially similar to those provided to him under an employee benefit plan of the Bank in which he is a participant, or the taking of any action that would directly or indirectly reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him, (iii) the assignment to him of duties and responsibilities materially different from those normally associated with his position, or (iv) a material diminution or reduction in his responsibilities or authority, he will be entitled to those benefits and payments he would be entitled to receive if he had been involuntarily terminated without just cause.

     The agreements contain provisions stating that in the event of Mr. Little's involuntary or constructive termination of employment in connection with, or within 6 months before or 24 months after, any "Change in Control" of the Company or the Bank, other than for just cause, he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code) and
(ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue Code) that he receives on account of the change in control. Under the agreements, a "Change in Control" is defined as (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's or the Bank's voting stock, (ii) the control of the election of a majority of the Company's or the Bank's directors, (iii) the exercise of a controlling influence over the management or policies of the Company or the Bank, or (iv) during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The agreements provide that the amount to be paid to Mr. Little in the event of such an involuntary termination will be paid in one lump sum within 10 days of such termination. The agreements also provide for a similar lump sum payment to be made in the event of Mr. Little's voluntary termination of employment for any reason within 30 days of a Change in Control upon the occurrence, or within 90 days thereafter, of certain specified events following the Change in Control which have not been consented to in advance in writing by him, including (i) the requirement that he move his personal residence or perform his principal executive functions more than 30 miles from the Bank's primary office as of the date of the Change in Control, (ii) a material reduction in his base compensation as then in effect, (iii) the failure of the Company and the Bank to continue to provide him with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which he is or becomes a participant or under his employment agreements, or the taking of any action by the Company or the Bank which would directly or indirectly deprive him of any material fringe benefit enjoyed by him as of the date of the Change in Control, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank, (v) a material reduction in his authority and responsibility, (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors, or (vii) a material reduction in his secretarial or administrative support. The aggregate payments that would be made to Mr. Little assuming his termination of employment under the foregoing circumstances at June 30, 2000 would have been approximately $470,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If Mr. Little were to prevail over the Company and the Bank in a legal dispute with respect to the agreements, he would be reimbursed for his legal and other expenses.

     Supplemental Executive Retirement Agreement ("SERA"). In order to provide James B. Little, Jr. with supplemental retirement benefits and thereby encourage his continuing service as Chairman of the Board and President of the Bank, the Bank has entered into the SERA with Mr. Little. Pursuant to the terms of the SERA, the Bank will establish an account in the name of Mr. Little to which the Bank will credit (at the close of each calendar year) an amount equal to the difference between 25% of his annual compensation for the calendar year and the annual additions credited to him under any tax-qualified plans sponsored by the Company or the Bank. For each calendar year, the amount credited to this account will earn interest at a rate equal to the highest rate paid by the Bank on certificates of deposit, regardless of term. Upon his retirement from the Bank, the balance in his account will be paid to Mr. Little in five substantially equal installments, with the first installment due on the first day of the second month after he leaves employment. Should Mr. Little retire before the Bank fully repays the loan by which the ESOP purchased Common Stock in the Bank's mutual to stock conversion, Mr. Little will be entitled to receive an additional payment equal to the fair market value of (i) the benefits he would have accrued under the ESOP if the loan had been fully repaid on the date of his retirement and all assets of the ESOP were thereupon allocated to the accounts of the participants, and (ii) a tax bonus equal to 40% of the amount he recognizes as ordinary income pursuant to clause (i). Notwithstanding the foregoing, the amount payable to Mr. Little pursuant to the SERA will be reduced to the extent that, on his date of termination of employment, either (i) the fair market value of his benefits to be paid exceeds the limitations established by the OTS as in effect on the effective date of the SERA, or (ii) such reduction is necessary to avoid subjecting the Bank to liability under Section 280G of the Internal Revenue Code of 1986.

     In the event of Mr. Little's death before he has received all benefits payable to him pursuant to the SERA, the Bank shall pay to his beneficiary a lump sum payment equal to the balance of the above-described account and any additional payment to which he would be entitled due to the ESOP loan still being outstanding. If his employment with the Bank is terminated for "Just Cause" (as defined in Mr. Little's employment agreement), he will forfeit the right to receive any payments pursuant to the SERA. In the event of a "Change in Control" (as defined in his employment agreement), the present value of the benefits to which he is entitled shall be payable to him in one lump sum payment.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current federal law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. At June 30, 2000, the Bank's loans to directors and executive officers totaled approximately $137,000.

     W. Roscoe Johnson, III, who resigned as a member of the Board of Directors in April 2000, was a partner in the law firm of Inzer, Haney, Johnson & McWhorter, P.A. from which he also resigned. Such firm performs routine legal services on behalf of the Bank, primarily in connection with the closing of mortgage loans. In fiscal year 2000, fees for such services prior to the date of Mr. Johnson's resignation as a member of the law firm totaled $2,000.

                           PROPOSAL II -- AMENDMENT OF
                          CERTIFICATE OF INCORPORATION

     In August 1999, the Bank adopted its current corporate title, "The Southern Bank Company", to increase public awareness of the expanded banking services which the Bank, as a federal thrift institution, is authorized to offer.

     The Bank is currently reviewing its business plan to consider an expansion of its banking and other services. In connection with this review, management will also consider whether any additional services should be conducted under a federal thrift charter or a commercial bank charter. In addition, the Company may also consider the formation of additional subsidiaries to offer other financial services. Any such expansion of services would be intended to enhance the Company's profitability and stockholder value.

     Article III ("Powers") of the Company's Certificate of Incorporation provides as follows:

         The purpose for which the Corporation is organized is to act as a savings institution holding company and to transact all other lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

     Although the Board of Directors has no current plan to change the charter of the Bank or to form subsidiaries in addition to the Bank, the Board believes that it is authorized to do so under the Company's Certificate of Incorporation. To avoid any confusion in this regard, the Board is proposing to amend the first sentence of Article III of the Certificate of Incorporation to substitute "financial services holding company" for "savings institution holding company". The Board believes that such an amendment will clarify that the Bank or any other subsidiary may engage in a variety of financial services in addition to those currently authorized under the Bank's federal thrift charter.

     Approval of the proposed amendment to Article III of the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting. The proposed amendment to Article III is attached as Appendix A to this Proxy Statement.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, which was the Company's independent certified public accounting firm for the 2000 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year. A representative of Arthur Andersen LLP is not expected to be present at the Annual Meeting.

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting as to which proxies in the accompanying form confer discretionary authority, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                                  MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

     In order to be eligible to be considered for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2001, which will be held on or about November 12, 2001, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 221 S. 6th Street, Gadsden, Alabama 35901, no later than June 8, 2001. With respect to the 2001 Annual Meeting of Stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by October 13, 2001, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

     Nothing herein shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received. The Company's Certificate of Incorporation provides that due notice of business to be brought before an annual meeting by a stockholder must be submitted in writing to the Secretary of the Company not less than 30 nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ PEGGY SMITH

                                     PEGGY SMITH
                                     SECRETARY

Gadsden, Alabama
October 6, 2000

--------------------------------------------------------------------------------
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, THE SOUTHERN BANC COMPANY, 221 S. 6TH STREET, GADSDEN, ALABAMA 35901.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         THE SOUTHERN BANC COMPANY, INC.

                  ---------------------------------------------

                     Pursuant to Section 242 of the General

                    Corporation Law of the State of Delaware

                 ----------------------------------------------

     THE SOUTHERN BANC COMPANY, INC., a Delaware corporation, does hereby certify as follows:

     FIRST: Article III of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

                                   ARTICLE III

                                     Powers

                  The purpose for which the Corporation is organized is to act as a financial services holding company and to transact all other lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

     SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has cause this Certificate to be duly executed in its corporate name this _____ day of __________, 2000.

                                            THE SOUTHERN BANC COMPANY, INC.



                                            By: _______________________________
                                                   Name:
                                                   Title:

ATTEST:

By: _______________________________
       Name:
       Title:

                                 REVOCABLE PROXY
                         THE SOUTHERN BANC COMPANY, INC.
                        -------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 2000
                        -------------------------------

The undersigned hereby appoints Rex G. Keeling, Jr. and Fred Taylor, or either of them, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of The Southern Banc Company, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of The Southern Bank Company, 221 S. 6th Street, Gadsden, Alabama on Thursday, November 9, 2000 at 5:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                            FOR            WITHHOLD             EXCEPT
                                                            ---            --------             ------
I.   The election as directors of all nominees              [ ]               [ ]                [ ]
     listed below (except as marked to the
     contrary below):

        Nominees for Terms to Expire in 2003

           Craig G. Cantrell
           James B. Little, Jr.

           INSTRUCTION:  TO WITHHOLD AUTHORITY
           TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
           "EXCEPT" AND WRITE THAT NOMINEE'S NAME
           IN THE SPACE PROVIDED BELOW.

           ____________________________________________

                                                                     FOR          AGAINST       ABSTAIN
                                                                     ---          -------       -------
II.      The approval of a proposal to amend Article III             +-            +-            +-
         of the Company's Certificate of Incorporation
         to clarify that the purpose for which the Company
         has been organized is to act as the holding
         company for a subsidiary institution or institutions
         which may offer a variety of financial services, as
         well as to transact all other lawful business for
         which corporations may be incorporated pursuant
         to the laws of the State of Delaware.

III. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AND ANY OTHER MATTER PRESENTED TO THE ANNUAL MEETING IF NOTICE OF SUCH MATTER HAS NOT BEEN DELIVERED TO THE COMPANY IN ACCORDANCE WITH THE CERTIFICATE OF INCORPORATION AND BYLAWS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------


Please be sure to sign and date this proxy in the box below.     Date __________

______  Stockholder sign above            _______  Co-holder (if any) sign above

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated October 6, 2000, and an Annual Report to Stockholders. Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY